POWER OF ATTORNEY
Know all by these presents, that the
undersigned hereby constitutes and appoints
 Michael Gravelle, Colleen Haley or
Carol Nairn, signing singly, the
 undersigned?s true and lawful attorney
in fact to:
(1)	execute for and on behalf of the
undersigned, in the undersigned?s
capacity as an officer and/or director
of Cannae Holdings, Inc. (the ?Company?),
 a Form 3 (Initial Statement of
 Beneficial Ownership of Securities),
Form 4 (Statement of Changes
Beneficial Ownership), and/or Form 5
(Annual Statement of Changes in
Beneficial Ownership), in accordance
with Section 16(a) of the Securities
Exchange Act of 1934 and the rules
thereunder;
(2)	do and perform any and all
acts for and on behalf of the
undersigned which may be necessary

or desirable to complete and
execute such Form(s) and to
timely file such Form(s) with

the United States Securities and

Exchange Commission and any stock
exchange or similar authority; and
(3)	take any other action of
any type whatsoever in connection
with the foregoing which, in the
opinion of such attorney in fact,
may be of benefit to, in the best
interest of, or legally
required by,
the undersigned, it
understood
that the documents executed by such
 attorney in fact on behalf of the
undersigned pursuant to this
of Attorney shall be in such
form
and shall contain such terms and
conditions as such attorney
fact may approve in such
in fact?s discretion.
The undersigned hereby
grants to such attorney in
fact full power and authority
 to do and perform any and every
 act and thing whatsoever
 requisite,
 necessary, or proper to be done in
 the exercise of any of the rights
 and powers herein granted, as
fully to all intents and purposes
as the undersigned might or could
 do if personally present, with
full power of substitution or
 revocation,
hereby ratifying and confirming all
that such attorney in fact, or such
 attorney in fact?s substitute or
substitutes, shall lawfully do or
cause to be done by virtue of this
Power of Attorney and the rights
and powers herein granted.
The undersigned acknowledges
that the foregoing attorney
fact, in serving in such capacity
 at the request of the undersigned,
 is not assuming, nor is the
Company assuming, any of the
undersigned?s responsibility to
 comply with Section 16 of the
Securities Exchange Act of 1934.
This Power of Attorney shall
remain in full force and
until revoked by the undersigned
in a signed writing delivered to
 the foregoing attorney in fact.
IN WITNESS WHEREOF,  the undersigned
has caused this Power of Attorney

to be executed as of this 30th day
of December, 2020.
							____________________________

/s/ Ryan R. Caswell